VESSELS AND EQUIPMENT, NET	6 Months Ended
Jun. 30, 2022
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET	VESSELS AND EQUIPMENT, NET
Movements in the six months ended June 30, 2022 are summarized as follows:

(in thousands of $)	Cost	Accumulated Depreciation	Vessels and Equipment, net
Balance as of December 31, 2021	2,782,909	(552,326)	2,230,583
Depreciation	—	(70,828)	(70,828)
Vessel additions	190,000	—	190,000
Capital improvements	492	—	492
Balance as of June 30, 2022	2,973,401	(623,154)	2,350,247

The capital improvements of $0.5 million relate to exhaust gas cleaning systems ("EGCS" or "scrubbers") and ballast water treatment systems (“BWTS”) installed on one vessel during the six months ended June 30, 2022.

During the six months ended June 30, 2022, the Company took delivery of two Suezmax tankers and two LR2 product tankers for a total acquisition price of $190.0 million. Upon delivery, all four vessels immediately commenced their long term charters.

No impairment losses were recorded against the carrying value of Vessels and Equipment, net in the six months ended June 30, 2022 and June 30, 2021.
As of June 30, 2021, the rig West Taurus was presented as an 'Asset held for sale' within Current Assets. Following the reclassification from Vessels and Equipment, net, an impairment loss of $1.9 million was recorded against the rig in the six months ended June 30, 2021.